UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     June 10, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                            1-9532                  13-1964841
(State or other jurisdiction     (Commission       (IRS Employer Identification
 of Incorporation)               File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






                             Exhibit Index on Page 2

ITEM 5.      OTHER EVENTS

     Waiver to Fourth Amended and Restated Credit Agreement: Effective June 10, 2003, the Company and its Lenders executed an Amendment and Waiver to the Company's Fourth Amended and Restated Credit Agreement (the "Waiver").

     The Amendment and Waiver, among other things, (i) reduces the aggregate Commitments of the Lenders from $200,000,000 to $175,000,000; (ii) waives compliance by the Company with the provision of subsection 9.1(a) and (b) until June 10, 2003 with respect to delivery of financial statements for the fiscal year of the Company ended November 30, 2002 and the fiscal quarter ended February 28, 2003; and, (iii) waives compliance by the Company with the requirements of subsection 10.1(a)(i)(C) with respect to the fiscal year of the Company ended November 30, 2002 provided that the amount of the Consolidated Pre-Tax Loss for such fiscal year does not exceed $1,110,000.

ITEM 7.                    EXHIBITS
Exhibit 99.1 Amendment and Waiver dated as of June 10, 2003 to the Audiovox Corporation Fourth Amended and Restated Credit Agreement










                             Exhibit Index on Page 2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AUDIOVOX CORPORATION




Dated:  June 16, 2003            By:s/ John Fusto
                                    -----------------------------------------
                                     John Fusto
                                     Vice President and Controller





                             Exhibit Index on Page 2

                                    Page 3 of3